SEI DAILY INCOME TRUST

Ultra Short Bond Fund

Supplement Dated December 28, 2004
to the Prospectus Dated May 31, 2004

This Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby supplemented to reflect a change in the investment policy of the Ultra Short Bond Fund (the "Fund") with respect to the Fund's ability to invest in U.S. dollar-denominated foreign securities. Accordingly, the Fund's "Principal Investment Strategy" on page 2 is hereby deleted and replaced with the following:

Utilizing a sub-adviser experienced in selecting fixed income obligations, the Fund invests in investment grade U.S. dollar-denominated fixed income securities

In addition, the first paragraph in the "Investment Strategy" sub-section on page 2 is hereby deleted and replaced with the following:

The Ultra Short Bond Fund invests at least 80% of its net assets in investment grade U.S. dollar-denominated instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and foreign banks, that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully collateralized repurchase agreements involving any of the foregoing obligations; and (vii) U.S. dollar-denominated instruments of foreign issuers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI DAILY INCOME TRUST

Ultra Short Bond Fund

Supplement Dated December 28, 2004
to the Statement of Additional Information ("SAI") Dated May 31, 2004

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby supplemented to reflect a change in the investment policy of the Ultra Short Bond Fund (the "Fund") with respect to the Fund's ability to invest in U.S. dollar-denominated foreign securities. Accordingly, the first paragraph of the description of the Fund on pages S-3 to S-4 is hereby deleted and replaced with the following:

ULTRA SHORT BOND FUND-The Ultra Short Bond Fund seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility. Under normal market conditions, the Fund invests at least 80% of its net assets in obligations of U.S. dollar-denominated instruments consisting of: (i) commercial paper rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality at the time of investment; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) corporate obligations (notes, bonds and debentures) rated in one of the four highest long-term rating categories by an NRSRO or, if unrated, determined by the adviser to be of comparable quality at the time of investment; (v) mortgage-backed securities; (vi) asset-backed securities rated in one of the four highest long-term rating categories by an NRSRO or, if unrated, determined by the adviser to be of comparable quality at the time of investment; (vii) repurchase agreements involving the foregoing securities; and (viii) U.S. dollar-denominated instruments of foreign issuers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE